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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES ACT OF 1934

July 27, 2000
Date of Report (Date of earliest event reported)

PacificNet.com, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-24985	11-2854355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7808 Creekridge Circle, Suite 101, Bloomington, MN 55439
(Address of Principal Executive Offices)

(952) 829-5888
(Registrant's Telephone Number)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial statements of businesses acquired.

    The audited consolidated financial statements of PacificNet.com LLC and Subsidiary as of December 31, 1999 have been filed with the Commission as part of Creative Master International, Inc.'s Definitive Proxy Statement Schedule 14A dated June 2, 2000 and are incorporated herein by reference.

  (b)
  Pro forma financial information.

    The unaudited pro forma condensed combined financial statements of PacificNet.com LLC and Creative Master International, Inc. have been filed with the Commission as part of PacificNet.com's Quarterly Report on Form 10-Q dated August 14, 2000 and are incorporated herein by reference.

  (c)
  Exhibits.

    Exhibit 23    Consent of Arthur Andersen LLP, Independent Public Accountants

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 6, 2000	PACIFICNET.COM, INC.
	By:	/s/ TONY I. TONG Tony I. Tong Chief Executive Officer

EXHIBIT INDEX

Number	Description
23	Consent of Arthur Andersen LLP, Independent Public Accountants

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX